Exhibit 10.38

AIRCRAFT PURCHASE AGREEMENT

THIS AIRCRAFT PURCHASE AGREEMENT (the “Agreement”), is made as of November 17, 2010 (the “Effective Date”), by and between THE HEAVENER COMPANY LEASING, LLC, a Florida limited liability company (“Heavener”), BRISTOL CAPITAL ADVISORS, LLC, a Delaware limited liability company (“BCA”), and BRISTOL CAPITAL, LLC, a Delaware limited liability company (“Bristol”) (Heavener, BCA and Bristol are collectively referred to herein as, “Seller”) and MILLER PETROLEUM, INC., a Tennessee corporation (“Buyer”).

R E C I T A L S

WHEREAS, Buyer desires to purchase from Seller and Seller desires to sell to Buyer the Aircraft (as hereinafter defined) in accordance with the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

ARTICLE 1.

AIRCRAFT

Subject to the provisions of this Agreement, Seller agrees to sell and to deliver to Buyer and the Buyer agrees to buy and take delivery from Seller of all of Seller's right, title and interest in and to that certain 1970 Hawker Siddeley BH.125-400A model aircraft bearing manufacturer's serial number NA-756 and FAA Registration Number N624PD, the Aircraft’s two (2) Garrett TFE-731-3-1H engines bearing serial numbers 80254 and 80250, respectively, and all equipment, accessories, instruments, components, spare parts, special tools, maintenance records, manuals, logbooks, diagrams, drawings, and data in Seller’s possession (all of the foregoing items are collectively referred to herein as the "Aircraft").

ARTICLE 2.

PURCHASE PRICE

Consideration:  As sole and complete payment of the purchase price, at Closing the Seller shall be issued an aggregate of one hundred thousand (100,000) shares of the Buyer’s common stock (the "Shares") in the amounts set forth in Section 5.2 hereof.

Registration:  The Shares shall have piggyback registration rights (i.e. the right of the Seller to require that the shares be included in the next registration statement filed by Buyer) on any registration statement on form S-1 or S-3 filed by the Buyer within six months of the Closing; provided, however, that if such registration statement registers securities for sale by the Buyer in a primary offering, the Buyer shall not be required to include the Shares in any registration statement if the underwriter of the offering objects to the inclusion and, provided further, that if such registration statement registers shares for resale by existing security holders of the Buyer, the Buyer shall not be required to include the Shares in such registration statement if the inclusion is not permitted by the registration rights agreement covering such registration statement.  With respect to any registration statement will include Seller's Shares, Buyer agrees to send to Seller a copy of such registration statement for review and comment at least five (5) business days prior to filing.  Once the Shares become eligible for resale under Rule 144, Buyer agrees to cause its counsel to provide a legal opinion required for such sale provided that all conditions of Rule 144 have then been met, and Buyer shall bear the cost of such opinion.

ARTICLE 3.

INVESTMENT REPRESENTATIONS AND WARRANTIES OF THE SELLER AS TO THE SHARES

In order to induce the Buyer to issue the Shares, each of Heavener, BCA and Bristol jointly and severally represent and warrant to the Buyer as follows:

3.1       The Seller is acquiring the Shares for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of distributing such Shares or selling, transferring or otherwise disposing of such Shares in a public distribution, in any of such instances, in violation of the federal securities laws of the United States of America.

3.2       The Seller understands that (a) the Shares that it will acquire hereunder are "restricted securities" as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”); (b) such Shares have not been registered under the Securities Act, and are being issued in reliance on exemptions for private offerings contained in Section 4(2) of the Securities Act; (c) the Shares may not be distributed, re-offered or resold except through a valid and effective registration statement or pursuant to a valid exemption from the registration requirements under the Securities Act; and (d) until such time as the Shares become eligible for resale by it pursuant to a valid exemption from such registration, the certificate evidencing the Seller’s ownership of the Shares shall contain the following legend:

"The shares of common stock evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Such shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless they have been so registered or the issuer of such shares shall have received an opinion of counsel satisfactory to it to the effect that registration thereof for purposes of transfer is not required under the Act or the securities laws of any state."

3.3       The Seller is fully aware of the restrictions on sale, transferability and assignment of the Shares, and that it must bear the economic risk of retaining ownership of such securities for an indefinite period of time. The Seller is aware that (a) the Shares will not be registered under the Securities Act; (b) that the Buyer has no obligation to register the Shares under the Securities Act so as to permit the resale thereof; and (c) that there are no assurances as to the value the Seller will receive for the Shares at such time as it liquidates the investment in the Shares.

3.4       The Seller is an “accredited investor,” as such term is defined in Regulation D promulgated under the Securities Act and has such knowledge and experience in financial, tax and other business matters as to enable it to evaluate the merits and risks of, and to make an informed investment decision with respect to, this Agreement.  The Seller understands that its acquisition of the Shares is a speculative investment, and the Seller represents that it is able to bear the risk of such investment for an indefinite period, and can afford a complete loss thereof.

ARTICLE 4.

CONDITION OF AIRCRAFT AT TIME OF DELIVERY

4.1       Aircraft Condition  On the Closing Date, Seller shall deliver the Aircraft to Buyer:

(1)       With an FAA Form 8050-2 (Bill of Sale) for filing by Buyer with the FAA;

(2)       With an executed Bill of Sale in the form of Attachment A;

(3)       With a current valid Airworthiness Certificate for the Aircraft issued by the FAA;

(4)       With all systems required by the aircraft type certificate functioning normally;

(5)       In an FAA airworthy condition and in compliance with the mandatory portions of all applicable airworthiness directives;

(6)       With title free and clear of all liens or other encumbrances on the Aircraft and any of its components;

(7)       With complete maintenance records, flight manuals, and spare parts, special tools and all accessories in Seller’s possession; and

(8)       Current on its MSP engine program.

With the exception of the above, the Aircraft shall be delivered at time of delivery in an "AS IS” and “WITH ALL FAULTS" condition.

ARTICLE 5.

CLOSING & DELIVERY OF AIRCRAFT

5.1       Closing & Delivery:  The Closing and delivery of the Aircraft shall be simultaneous and shall occur in Hillsboro, Oregon, or other mutually agreeable location.  The cost of the delivery of the Aircraft to Hillsboro, Oregon shall be the expense of Seller.  The consummation of the transaction contemplated by this Agreement (the "Closing") shall occur on or before November 17, 2010 (the “Closing Date”).  All of Seller's right, title and interest in the Aircraft shall pass to Buyer upon completion of the Closing.

5.2       Seller's Conditions to Closing:  On or before the Closing Date, Buyer shall:

(a)       Deliver to Seller share certificates representing the Shares as follows:  50,000 of the Shares shall be issued to Heavener, 40,000 of the Shares shall be issued to Bristol and 10,000 of the Shares shall be issued to BCA; and

(b)       Deliver to Seller an executed Aircraft Delivery Receipt in the form and substance of Attachment B attached hereto.

5.3       Buyer's Conditions to Closing:  On or before the Closing Date and upon receipt of the Shares and Aircraft Delivery Receipt, Seller shall:

(a)       Deliver to Buyer (i) a Bill of Sale in the form of Attachment A hereto; and (ii) an executed FAA Form 8050-2.

(b)       Deliver the Aircraft to Hillsboro, Oregon, or such other mutually agreeable location, fully in compliance with the conditions set forth in Article 4 herein.

5.4       Risk of Loss:  Seller shall bear full risk of loss with respect to the Aircraft ("Risk of Loss"), until Closing, whereupon Risk of Loss shall be upon Buyer.  In the event of loss or damage to the Aircraft prior to the transfer of possession of the Aircraft, Buyer shall be entitled to terminate this Agreement.

ARTICLE 6.

REPRESENTATIONS, WARRANTIES & LIMITATIONS

6.1       Representations and Warranties.  Each party hereby represents and warrants as of the date hereof and the Closing Date as follows:

(a)       Each corporate officer or other representative executing this Agreement on its behalf is duly authorized to sign this and other documents relating to this transaction, that such party is duly organized, existing and in good standing under the laws of the state of its incorporation or other formation and has full power and authority to execute and deliver this Agreement and perform the actions contemplated hereby, and that this Agreement does not conflict with, result in a breach of, constitute a default under or result in the creation of a lien or encumbrance under, any agreement or instrument to which it is a party.

(b)       Seller represents that it is the owner of the Aircraft and is authorized to convey title to the Aircraft, and that execution and delivery of the Form 8050-2 and the Bill of Sale shall convey to Buyer good and marketable title to the Aircraft free of any and all liens and encumbrances.

6.2       DISCLAIMER:  THE BURDEN OF DUE DILIGENCE TO DETERMINE THAT THE AIRCRAFT IS “AIRWORTHY” AND/OR ACCEPTABLE TO BUYER IN ANY OR EVERY REGARD RESTS SOLELY ON BUYER PRIOR TO DELIVERY OR CLOSING, WHICHEVER COMES FIRST. THERE ARE NO WARRANTIES OF CONDITION WHATSOEVER SUBSEQUENT TO CLOSING.  AT TIME OF CLOSING, THE AIRCRAFT IS BEING SOLD HEREUNDER COMPLETELY "AS IS" AND “WITH ALL FAULTS”. SELLER'S EXPRESS WARRANTIES AND REPRESENTATIONS  SET FORTH HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS OR WARRANTIES WHATSOEVER BY SELLER, EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW OR IN EQUITY, AND SELLER HAS NOT MADE, AND BUYER HEREBY WAIVES, RELEASES, DISCLAIMS, AND RENOUNCES ALL EXPECTATION OF OR RELIANCE UPON, ANY SUCH REPRESENTATIONS OR WARRANTIES WHATSOEVER, WITH

RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, WITHOUT LIMITATION, AS TO THE VALUE, CONDITION, DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OF THE AIRCRAFT, AND ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE OR DEALING OR USAGE OF TRADE).  BUYER HEREBY WAIVES ANY AND ALL RIGHTS, CLAIMS, AND REMEDIES OF BUYER AGAINST SELLER, EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW OR IN EQUITY, ARISING FROM ANY SUCH REPRESENTATION OR WARRANTY OR FOR ANY LIABILITY, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO THE AIRCRAFT, FOR LOSS OF USE, REVENUE, OR PROFIT WITH RESPECT TO THE AIRCRAFT, OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WHATSOEVER.

ARTICLE 7.

ASSIGNMENT OF MSP PROGRAM

At or following the Closing, Seller agrees to cooperate with Buyer in assigning all of its rights in the MSP engine program with Honeywell for the Aircraft to Buyer, provided that Buyer shall be responsible for any costs involved in such transfer.

ARTICLE 8.

SALES AND OTHER TAXES

8.1       Taxes.  Neither the Purchase Price nor any other payments to be made by Buyer under this Agreement includes the amount of any sales, use, retail, or other taxes, which may be imposed by governmental authorities as a result of the sale, purchase, and/or use of the Aircraft.  Buyer shall be responsible for and shall pay promptly when due any and all taxes related to the purchase, registration, use, ownership or operation of the Aircraft subsequent to Closing and delivery. Seller shall be responsible for and shall pay promptly when due any and all taxes related to the registration, use, ownership or operation of the Aircraft prior to Closing and delivery.

ARTICLE 9.

NOTICES

9.1       Notices.  All communications and notices hereunder shall be in writing and shall be deemed made when delivered by hand, or five business days after being sent by certified or registered mail, return receipt requested, postage prepaid, or on the next business day when sent by overnight courier in each case at the address set forth below:

To Seller:	The Heavener Company Leasing, LLC 3300 University Boulevard, Suite 218 Winter Park, Florida 32792 Attention: James W. Heavener

Bristol Capital Advisors, LLC Bristol Capital, LLC 6353 W. Sunset Boulevard, Suite 4006 Los Angeles, California 90028 Attention: Diana Derycz-Kessler

with a copy to:	Lowndes, Drosdick, Doster, Kantor & Reed, P.A. 215 North Eola Drive Orlando, Florida 32801 Attention: Jim Heekin

To Buyer:	Miller Petroleum, Inc. 3651 Baker Highway Huntsville, Tennessee 37756 Attention: General Counsel

ARTICLE 10.

MISCELLANEOUS

10.1       Force Majeure:  Seller shall not be liable for any failure of or delay in delivery of the Aircraft for the period that such failure or delay is due to Acts of God or the public enemy; war, insurrection, or riots; fires, explosions, or serious accidents; governmental priorities or allocation; strikes or labor disputes; inability to obtain Aircraft materials, accessories, equipment, or parts from the vendors; or any cause beyond Seller's control.

10.2       Governing Law:  This Agreement shall be governed, interpreted, and construed in accordance with the laws of the state of Florida without application of its conflicts of laws principles.

10.3       Remedies Upon Default:  Should Seller perform all of its obligations and Buyer fail to purchase Aircraft in accordance with the terms and conditions of this Agreement, Seller may terminate this Agreement and proceed otherwise to sell or dispose of the Aircraft.

10.4       Transaction Costs and Expenses:  Each party to this Agreement shall bear its own transaction costs and expenses.

10.5       Amendments:  The provisions of this Agreement may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by an authorized signatory of each party hereto.

10.6       Assignment:  Neither party may assign any of its rights or delegate any of its obligations hereunder without the prior written consent of the other party except that Buyer may assign its rights hereunder to an affiliated entity formed for the purpose of holding title to the Aircraft.  Except as expressly provided hereunder, this Agreement shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns.

10.7       Headings and References:  The division of this Agreement into Sections, and the insertion of headings, are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

10.8       Counterparts:  This Agreement may be fully executed in any number of separate counterparts by each of the parties hereto, all such counterparts together constituting but one and the same instrument.

10.9       Non-Waiver:  Any failure at any time of either party to enforce any provision of this Agreement shall not constitute a waiver of such provision or prejudice the right of such party to enforce such provision at any subsequent time.

10.10       Commissions:  Each party represents that there are no sales commissions due from it as a result of this transaction.

10.11       Attorneys Fees.  In connection with any litigation arising out of this Agreement, the prevailing party in such litigation shall be entitled to recover all costs incurred therein from the other party, including reasonable attorney's fees.

10.12       Invalidity.  If any clause, provision or section of this Agreement is found by any court of competent jurisdiction to be invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not in itself affect the remaining clauses, provisions and sections hereof, so long as the rights or obligations of the parties shall not be materially and adversely affected thereby.

10.13       Further Assurances.  Each party hereto agrees to execute and deliver such additional documents and take such further actions as may be reasonably requested by the other party to fully effectuate and carry out the purposes of this Agreement.

10.14       Entire Agreement:  This Agreement, including all attachments hereto, constitutes the entire agreement between the parties with regard to its subject matter.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

SELLER:

THE HEAVENER COMPANY LEASING, LLC

By: The Heavener Company, its sole member

By:	/s/ Eric Norber under Power of Attorney
Name:	James W. Heavener
Its:	President

BRISTOL CAPITAL ADVISORS, LLC

By:	/s/ Eric Norber under Power of Attorney
Name:	Diana Derycz-Kessler
Its:	Manager

BRISTOL CAPITAL, LLC

By:	/s/ Eric Norber under Power of Attorney
Name:	Diana Derycz-Kessler
Its:	Manager

BUYER:

MILLER PETROLEUM, INC.

By:	/s/ Scott M. Boruff
Name:	Scott M. Boruff
Its:	President and CEO

ATTACHMENT  A

BILL OF SALE

KNOW BY ALL MEN BY THESE PRESENTS, pursuant to and more fully described in the Aircraft Purchase Agreement dated November 17, 2010 by and between THE HEAVENER COMPANY LEASING, LLC, a Florida limited liability company, BRISTOL CAPITAL ADVISORS, LLC, a Delaware limited liability company, and BRISTOL CAPITAL, LLC, a Delaware limited liability company (collectively, “Seller”) and MILLER PETROLEUM, INC., a Tennessee corporation (“Buyer”), that Seller, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid by Buyer, the receipt of which is hereby acknowledged, hereby conveys and sells to Buyer, its successors and assigns, that certain 1970 Hawker Siddeley BH.125-400A model aircraft bearing manufacturer's serial number NA-756 and FAA Registration Number N624PD (“Aircraft”),

TO HAVE AND TO HOLD such Aircraft unto Buyer, its successors and assigns forever.

The Aircraft is hereby sold “AS IS” and “WITH ALL FAULTS”.

IN WITNESS WHEREOF, Seller has caused these presents to be signed by its duly authorized officer this 17th day of November, 2010.

THE HEAVENER COMPANY LEASING, LLC

By: The Heavener Company, its sole member

By:	/s/ Eric Norber under Power of Attorney
Name:	James W. Heavener
Its:	President

BRISTOL CAPITAL ADVISORS, LLC

By:	/s/ Eric Norber under Power of Attorney
Name:	Diana Derycz-Kessler
Its:	Manager

BRISTOL CAPITAL, LLC

By:	/s/ Eric Norber under Power of Attorney
Name:	Diana Derycz-Kessler
Its:	Manager

STATE OF OREGON

COUNTY OF Washington

Before me, the undersigned authority, this day personally appeared Eric Norber as attorney-in-fact for James W. Heavener, as President of The Heavener Company, a Florida Corporation, as sole member of The Heavener Company Leasing, LLC, a Florida limited liability company, and he executed the foregoing Bill of Sale on behalf of the limited liability company.  He is personally known to me or presented  [DRIVER’S LICENSE]  as identification.

/s/ Ashley Overman

Notary Public, State of Oregon

[Notarial Seal]

STATE OF OREGON

COUNTY OF Washington

Before me, the undersigned authority, this day personally appeared Eric Norber as attorney-in-fact for Diana Derycz-Kessler, as Manager of Bristol Capital Advisors, LLC, a Delaware limited liability company, and he executed the foregoing Bill of Sale on behalf of the limited liability company.  He is personally known to me or presented  [DRIVER’S LICENSE]  as identification.

/s/ Ashley Overman

Notary Public, State of Oregon

[Notarial Seal]

STATE OF OREGON

COUNTY OF Washington

Before me, the undersigned authority, this day personally appeared Eric Norber as attorney-in-fact for Diana Derycz-Kessler, as Manager of Bristol Capital, LLC, a Delaware limited liability company, and he executed the foregoing Bill of Sale on behalf of the limited liability company.  He is personally known to me or presented  [DRIVER’S LICENSE]  as identification.

/s/ Ashley Overman

Notary Public, State of Oregon

[Notarial Seal]

ATTACHMENT  B

AIRCRAFT DELIVERY RECEIPT

As of this 17th day of November, 2010, MILLER PETROLEUM, INC. ("Buyer") accepts delivery at Hillsboro, Oregon of the Aircraft described below:

That certain 1970 Hawker Siddeley BH.125-400A model aircraft bearing manufacturer's serial number NA-756 and FAA Registration Number N624PD, together with all other equipment, instruments, accessories, components, spare parts, special tools and documents, as referenced in that certain Aircraft Purchase Agreement (the "Agreement") by and between Buyer and THE HEAVENER COMPANY LEASING, LLC, BRISTOL CAPITAL ADVISORS, LLC, and BRISTOL CAPITAL, LLC, dated the ____ day of November, 2010, all of which shall be hereinafter referred to collectively as the "Aircraft".

Aircraft Total Time:	9874.0	Aircraft Total Landings:	6167

Engine #1 Total Hours:	7072.9	Engine #2 Total Hours:	7072.9

Engine #3 Total Hours:	n/a	APU Total Hours:	per aircraft meter

BUYER ACKNOWLEDGES THAT IT HAS INSPECTED THE AIRCRAFT AND EQUIPMENT AND THE RECORDS RELATING THERETO, AND THAT THE AIRCRAFT, EQUIPMENT, AND RECORDS ARE FULLY SATISFACTORY TO IT.  EXECUTION AND DELIVERY OF THIS DELIVERY RECEIPT BY BUYER SHALL BE CONCLUSIVE EVIDENCE FOR ALL PURPOSES THAT THE AIRCRAFT, EQUIPMENT, AND RECORDS RELATED THERETO, AS DELIVERED, ARE FULLY SATISFACTORY TO BUYER AND IN ACCORDANCE WITH THE AGREEMENT AND THAT BUYER ACCEPTS SAME AS IS AND WITH ALL FAULTS.

The Aircraft is accepted on the terms and subject to the Agreement this 17th day of November, 2010.

BUYER:

MILLER PETROLEUM, INC.

By:	/s/ Scott M. Boruff
Name:	Scott M. Boruff
Its:	President and CEO